SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------



                            Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



       Date Report (Date of earliest event reported) December 15, 1997
                                                     -----------------


                       BONNEVILLE PACIFIC CORPORATION
                       ------------------------------
              (Exact name of registrant as specified in charter)



Delaware                        0-14846                   87-0363215
-----------------------------------------------------------------------------
(State or other                 (Commission               (IRA Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                      84101
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code              (801) 363-2520
                                                               --------------

(Former name or former address, if changed since last report)  Not applicable
                                                               --------------

Item 3.    Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case
No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period November 1, 1997 to November 30, 1997, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.	Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BONNEVILLE PACIFIC CORPORATION



                                           /s/ Roger G. Segal
                                      By:  Roger G. Segal, Chapter 11 Trustee

DATED December 15, 1997

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                               BONNEVILLE PACIFIC CORPORATION



                                    /s/ R. Stephen Blackham
                               By:  R. Stephen Blackham, Assistant Controller

DATED December 15, 1997

                            INDEX TO EXHIBITS


Exhibit                                                              Page No.


28.1           Monthly Financial Report - Chapter 11, for the
               period November 1, 1997 to November 30, 1997,
               of the Registrant, dated December 15, 1997
               as filed by the Registrant with the United
               States Bankruptcy Court for the District of
               Utah, Central Division on December 15, 1997 . . . . . . . 	5

                                                     MONTHLY FINANCIAL REPORT
                                                     CHAPTER 11

DEBTOR:  BONNEVILLE PACIFIC CORPORATION
         ------------------------------

CASE NO. 91A-27701   	For Period November 1 to November 30, 1997
         ---------               -------------------------------

Accounting Method Used:  [X] Accrual Basis  [ ] Cash Basis

                                 COVER SHEET
-----------------------------------------------------------------------------
                         THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE
Mark One Box for Each    MONTH.  The debtor must attach each of the following
Required Report/         reports/documents unless the U.S. Trustee has waived
Document                 the requirement in writing.  File original with
                         Clerk of Court.  File duplicate with U.S. Trustee.
-----------------------------------------------------------------------------
Report/
Document   Previously
Attached   Waived        REQUIRED REPORTS/DOCUMENTS
-----------------------------------------------------------------------------
 [ x ]       [   ]       Cash Receipts & Disbursements Statement (Form 2-B)
 [ x ]       [   ]       Balance Sheet (Form 2-C)
 [ x ]       [   ]       Profit and Loss Statement (Form 2-D)
 [ x ]       [   ]       Supporting Schedules (Form 2-E)
 [ x ]       [   ]       Quarterly Fee Summary (Form 2-F)
 [ x ]       [   ]       Narrative (Form 2-G)
 [ x ]       [   ]       Bank Statement(s) for Debtor in Possession Account(s)
------------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on: December 15, 1997
             -----------------
                              Debtor(s):  BONNEVILLE PACIFIC CORPORATION
                                          /s/ R. Stephen Blackham
                              By:	        R. Stephen Blackham
                              Position:	  Assistant Controller

                      Statement of Chapter 11 Trustee

     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for
Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 15th day of December 1997.


                                           /s/ Roger G. Segal
                                      By:  Roger G. Segal, Chapter 11 Trustee

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                          Bankruptcy No. 91A-27701
                                  Narrative
                    For the Month Ended November 30, 1997


                                  Form 2-G


-----------------------------------------------------------------------------

Bonneville Pacific Corporation (the "Company" or Bonneville") has continued to conduct its normal business activities during the month of November 1997 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of November and the first part of December 1997(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

     The SEGAL V. PORTLAND GENERAL, ET AL. action pending in the United States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's five (5) Annual Reports, including the Report for the period of July 1, 1996 through June 30, 1997 filed on September 4, 1997 concerning the Administration of the Estate. These Reports (which are on file with both the Bankruptcy Court and the Securities & Exchange Commission) must be reviewed for an understanding of the history and nature of the Litigation, including previous settlements(2) reached by the Trustee. The Litigation is now concluded.

---------------
(1) This narrative attempts to summarize significant events affecting the Company through December 11, 1997.

(2) Each settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.

     The Trustee has also entered into "tolling agreements" with certain persons which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person. The Trustee is considering possible claims against only one (1) individual who executed a tolling agreement. If the Trustee is not able to settle possible claims held by the estate against such person, then in the next few months the Trustee, through his special litigation counsel, may commence additional litigation. In the Trustee's opinion, the value of the "tolled" claims is not substantial, in relation to the amounts recovered on other claims that the Trustee has settled.

     On October 20, 1997 the Trustee entered into a comprehensive settlement agreement with various individuals and entities collectively referred to as the "Bingham Parties"; one of the Bingham Parties had signed a tolling agreement. Pursuant to the terms of the settlement the Trustee and the Bingham Parties waived all claims against one another, including the $221,176.00 unsecured claim (Claim No. 187) asserted by one of the Bingham Parties against the Debtor's estate. The settlement was conditioned upon approval by the Bankruptcy Court. The hearing on the Trustee's Motion for approval of the settlement was held as scheduled on November 18, 1997, at which hearing the Court approved the settlement.

     On or about November 12, 1997 the Trustee entered into a settlement agreement with Jerry Hansen ("Hansen") concerning Hansen's $182,347.00 unsecured priority claim against the estate (Claim No. 3097), which claim related to a November 1, 1990 employment agreement between Hansen and the Company. Pursuant to the settlement Hansen will be paid by the estate the sum of $55,000.00 within ten (10) business days after the approval of the settlement agreement by the Bankruptcy Court in full and complete satisfaction of such claim. The settlement was conditioned upon approval by the Bankruptcy Court. A hearing on the Trustee's motion for such approval was held as scheduled on December 10, 1997, at which hearing the Court approved the settlement. The estate will, not later than December 20, 1997, make the required payment of $55,000.00.

     On September 30, 1997 the Trustee entered into a comprehensive Settlement Agreement with KLM Collections, Inc., a dissolved Utah professional corporation formerly known as Kruse, Landa & Maycock, a professional corporation, Kruse, Landa & Maycock, L.L.C., James R. Kruse and The Home Insurance Company (collectively the "Kruse Parties"); some of the Kruse Parties had signed tolling agreements. Pursuant to the settlement, the Kruse Parties agreed to pay the Trustee $900,000.00 and the parties agreed to a mutual release of claims against one another. The settlement was conditioned upon approval by the United States Bankruptcy Court. The hearing on the Trustee's Motion for Approval of the Settlement Agreement was held as scheduled on November 4, 1997 at which hearing the Court approved the settlement. The $900,000.00 settlement amount was paid to the Company after the Bankruptcy Court approved the settlement.


     On December 1, 1997, the Trustee filed a Motion for Authority to Terminate the Debtor's ESOP and Distribute its Assets among the ESOP's 199 Participants, all of whom are past and/or present employees of the

     Debtor and its subsidiaries. A hearing on the Motion is scheduled before the Bankruptcy Court on January 12, 1998.

     The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") has previously curtailed purchases of electrical power from NCA #1. As of September 30, 1997, there have however been no curtailments over the last several Reporting Periods. It is NCA #1's position that the curtailments are in possible violation of applicable curtailment protocols and possible breach of NCA #1's Power Purchase Contract with NPC. NCA #1 and representatives of NPC have reached a preliminary settlement agreement relating to this curtailment issue, which settlement is subject to the approval of the Projects Lending Group and the Public Service Commission of Nevada ("PSCN"). The Trustee continues to monitor the appeal before the First Judicial District Court of the State of Nevada of curtailment protocols issued by the Public Service Commission of Nevada. A stipulation staying the briefing schedule and permitting PSCN's approval of the settlement agreement, has been signed by the parties. The Project Lenders have approved the Settlement Agreement and the Petition for Approval of the Settlement was filed on November 3, 1997 with the Public Service Commission of Nevada.

     On September 27, 1996, NCA #1 was served with Findings and Notices of Violation ("NOV") issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system ("SCR") to control NOx emissions. Representatives of both sides of this dispute have reached an agreement in principal but a written agreement has not yet been executed. Attorneys for the EPA are drafting such an agreement, which the parties anticipate signing in the near future.

     Bonneville Nevada Corporation received a distribution from NCA#1 in the amount of $1,550,000.00 on December 10, 1997. It is expected that the amount of the distribution and an additional $550,000.00 on deposit at Bonneville Nevada Corporation will be up streamed to the Company prior to December 31, 1997.

On August 20, 1996 the Trustee filed a Motion for Establishment of a Supplementary Claims Bar Date seeking to set December 16, 1996 as the supplementary claims bar date by which all creditors of Bonneville who had not previously been adequately notified to file claims must complete and file a proof of claim with the Clerk of the Bankruptcy Court. The Trustee believes that most of the new claims which have been filed relate to possible claims against Bonneville arising out of the purchase or sale of its
securities.  See 11 U.S.C. Section 510(b).   A hearing on the Motion was
scheduled before the Bankruptcy Court on September 10, 1996. No objections to the Motion were filed and at the hearing the Court granted the Motion and signed an order establishing the supplementary claims bar deadline. Consequently, the Trustee proceeded with the action authorized by the order granting the Motion; specifically, notice was sent to thousands of potential claimants and notice was published in newspapers of general circulation throughout the United States. Through December 16, 1996 approximately 4,000 new proofs of claim were filed with the Bankruptcy Court and approximately 350 additional claims have been filed since December 16, 1996. A total of more than 4,600 proofs of claims have now been filed. The Trustee has completed his initial review of each of the claims. See the Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate filed on or about March 17, 1997 and the Annual Report for the period
July 1, 1996 through June 30, 1997 filed by the Trustee on September 4, 1997. The Trustee has objected to (with such objections having been sustained by the Bankruptcy Court) and will likely continue to object to a number of the new claims which have been filed. On October 23, 1997 the Trustee filed his objection to the approximately $325,000.00 Substantial Contribution Administrative Claim of the Official Bondholders Committee et.al. and a hearing on the objection was held as scheduled on December 8, 1997, at which hearing the Court sustained the Trustee's objection and disallowed in its entirety the claim. The Trustee on November 13, 1997 filed an objection to certain claims filed after the supplementary claims bar date and a hearing on the objection is scheduled for December 15, 1997. The Trustee also filed an objection to certain claims wherein the claimant failed to sufficiently document the claim as required by Rule 3001 of the Bankruptcy Rules and a hearing on that objection was held as scheduled on November 18, 1997, at which hearing the Court, with only minor exceptions, sustained the Trustee's Objections and disallowed the claims.


The Company completed preparation of its U.S. Corporate Income Tax Return for the short year December 31, 1996, which tax return was filed on September 15, 1997 with a letter request pursuant to 11 U.S.C. Section 505(b) for a determination of any tax owing. The Internal Revenue Service, by letter dated October 8, 1997, notified the Trustee that the tax return for the short year (beginning May 1, 1996 and ending December 31, 1996) was accepted as filed. The Company's net operating loss carry forward for federal corporate income tax purposes as set forth in the Company's U.S. Corporate Income Tax Return for the period ending December 31, 1996 is only approximately $3,488,000.00. The Trustee and his tax professionals have completed an analysis of the Company's 1997 federal income tax situation and the preliminary conclusion is that the only federal tax liability for tax year ending December 31, 1997 is likely to be a relatively small amount of alternative minimum tax; however, neither the Trustee nor his tax professionals can or do make any representations concerning this preliminary conclusion as the Company's federal income tax return is subject to review by the Internal Revenue Service.

For future tax years, to the extent the Company may possess net operating loss carry forwards, the Trustee and his tax professionals have preliminarily concluded that such net operating loss carry forwards may be substantially restricted by virtue of the provisions of '382 of the Internal Revenue Code.

In preparation for the possible reorganization of the Company, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for

Bonneville Pacific Corporation. An application seeking approval of the employment was filed and hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application.
Hein + Associates has been employed and has completed most of the work required for the audits.

At this time it is not known with certainty which classes of unsecured creditors will receive interest on their claims and it is not certain what the applicable rate of interest will be and from what date it will be calculated. These issues will be resolved in the bankruptcy process. One party-in-interest, C. Derek Anderson, filed with the Bankruptcy Court on or about September 25, 1997 a motion to determine status of unsecured creditor claims for post-petition interest; that motion has not been served or set for hearing. In the Trustee's negotiations with various parties-in-interest concerning a plan of reorganization, the Trustee has stated that it is his opinion, based upon the particular facts involved in the Company's bankruptcy proceeding, that the Company will be required to pay post-petition interest on certain bank, current debenture (NOT Section 510(b) subordinated claims resulting from the sales of the debenture) and trade claims (which bank, current debenture and trade claims collectively total approximately
$100 million) from the petition date at a rate of interest not less than the federal judgment rate. The federal judgment rate as of the December 5, 1991 petition date is 4.98% per annum, compounded annually as provided in 28 U.S.C. Section 1961. The holders of the aforesaid claims assert that such interest rate is too low, and this issue will also have to be resolved in the bankruptcy process. The Trustee intends to reflect on the Company's books and the Company's 1997 income tax returns the aforesaid post-petition interest liability (calculated at the federal judgment rate).

The Company and the Trustee are now continuing with efforts to formulate and propose a plan of reorganization. While general plan negotiations with parties in interest have continued and the Trustee has had discussions with several parties in interest during the subject period, it will be several months, if not substantially more, before any creditor with an allowed claim can
anticipate receiving any distribution from the estate.   To date a general
consensus among creditors as to an agreeable plan of reorganization has NOT been reached.

Bear, Stearns & Company (the Trustee's financial advisor/investment banker) has preliminarily completed most of its initial work in valuing the Company's (and its affiliates) business assets. The Trustee has not yet decided whether to make public the valuation work to date performed by Bear, Stearns & Company. However, in part based upon the preliminary valuation work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other Assets: Investment in and advances to subsidiaries and partnership") is likely materially less than the current fair market value of such business assets.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

For additional information concerning the Company see the "Report of Trustee Regarding Administration of the Estate from July 1, 1996 through
June 30, 1997" filed by the Trustee on September 4, 1997.

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                 Cash Receipts and Disbursements Statement
                 For Period November 1 - November 30, 1997
-----------------------------------------------------------------------------

                           CASH RECONCILIATION

1.  Beginning Cash Balance:                                $143,400,706.58

2.  Cash Receipts:  (See Page 2 of 2)        1,866,338.85

3.  Cash Disbursements:  (See Page 2 of 2)    (458,527.92)
                                               ----------
4.  Net Cash Flow:                                            1,407,810.93
                                                              ------------
5.  Ending Cash Balance:                                   $144,808,517.51
                                                           ===============


                 CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                          AMOUNT                FINANCIAL INSTITUTION
PAYROLL ACCOUNT                          $411.99       FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                       528.09       KEY BANK OF UTAH
GENERAL CORP CASH                     854,695.58       KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT         2,849,231.71  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT         11,413,297.67  (A)  US BANK
CHPTR 11 TRUSTEE - JT CD           14,817,624.96  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD           21,033,272.37  (A)  BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS            16,120.14  (A)  BANK ONE
CHPTR 11 TRUSTEE JOINT MMA ACCT    93,586,273.57  (A)  NATIONS BANK
PROCEEDS FROM ASSET SALES               4,099.71  (A)  KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE           232,961.72       KEY BANK OF UTAH
                                      ----------
                                 $144,808,517.51
                                 ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                     Form 2-B
                                                                  Page 1 of 2

                     DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                   Cash Receipts and Disbursements Statement
                   For Period November 1 - November 30, 1997
-----------------------------------------------------------------------------

                            CASH RECEIPTS JOURNALS

BANK ACCOUNT                     TOTAL            PAGE REF
PAYROLL ACCOUNT                     $19,198.47        A
PAYROLL TAX ACCOUNT                   8,238.57        B
GENERAL CORP CASH                   921,681.66        C
CHPTR 11 TRUSTEE JOINT ACCT         910,645.65        E
CHPTR 11 TRUSTEE - CD ACCT           81,974.96        F
CHPTR 11 TRUSTEE - JT CD            184,029.61        G
CHPTR 11 TRUSTEE - JT CD            218,117.88        H
CHPTR 11 TRUSTEE JT SAVINGS              53.09        I
CHPTR 11 TRUSTEE JOINT MMA ACCT     349,039.50        J
PROCEEDS FROM ASSET SALES                10.94        K
KYOCERA MAINTENANCE RESERVE          10,785.56        L
                                     ---------
                                  2,703,775.89
     LESS:  ACCOUNT TRANSFERS      (837,437.04)
                                    ----------
     TOTAL CASH RECEIPTS         $1,866,338.85
                                 =============


                       CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                     TOTAL               PAGE REF
PAYROLL ACCOUNT                    $19,233.83            A
PAYROLL TAX ACCOUNT                  8,242.13            B
GENERAL CORP CASH                  467,576.76            D
CHPTR 11 TRUSTEE JOINT ACCT        800,043.00            E
CHPTR 11 TRUSTEE - CD ACCT               0.00            F
CHPTR 11 TRUSTEE - JT CD                 0.00            G
CHPTR 11 TRUSTEE - JT CD                 0.00            H
CHPTR 11 TRUSTEE JT SAVINGS              0.00            I
CHPTR 11 TRUSTEE JOINT MMA ACCT        869.24            J
PROCEEDS FROM ASSET SALES                0.00            K
KYOCERA MAINTENANCE RESERVE              0.00            L
                                         ----
                                 1,295,964.96
     LESS:  ACCOUNT TRANSFERS     (837,437.04)
                                   ----------
     TOTAL CASH DISBURSEMENTS     $458,527.92
                                  ===========

                                                                     Form 2-B
                                                                  Page 2 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                              Payroll Account
                  For Period November 1 - November 30, 1997
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
11/12/97  CK# 6657   BPC - GENERAL        $9,605.55   PAYROLL TRANSFER
11/24/97  CK# 6681   BPC - GENERAL         9,592.92   PAYROLL TRANSFER
                                           --------
          TOTAL CASH RECEIPTS            $19,198.47
                                         ==========


                       CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT       DESCRIPTION
11/15/97             PAYROLL SUMMARY      $9,605.55
11/30/97             PAYROLL SUMMARY       9,592.92
11/30/97  BANK STMT  KEY BANK OF UTAH         35.36   SERVICE CHARGE
                                              -----
          TOTAL CASH DISBURSEMENTS       $19,233.83
                                         ==========

                                     A

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                            Payroll Tax Account
                  For Period November 1 - November 30, 1997
-----------------------------------------------------------------------------

                             CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
11/12/97  CK# 6656   BPC - GENERAL       $4,107.60    PR TAX TRANSFER
11/24/97  CK# 6682   BPC - GENERAL        4,130.97    PR TAX TRANSFER
                                          --------
          TOTAL CASH RECEIPTS            $8,238.57
                                         =========


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                  AMOUNT      DESCRIPTION
11/15/97  KEY TAX    KEY BANK OF UTAH       $3,415.08   FEDERAL TAX DEPOSIT
11/30/97  KEY TAX    KEY BANK OF UTAH        3,434.78   FEDERAL TAX DEPOSIT
11/30/97  CK# 1251   UTAH ST TAX COMMISSION  1,388.71   STATE TAX DEPOSIT
11/30/97  BANK STMT  KEY BANK OF UTAH            3.56   SERVICE CHARGE
                                                 ----
          TOTAL CASH DISBURSEMENTS          $8,242.13
                                            =========

                                      B

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                   For Period November 1 - November 30, 1997
-------------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                        AMOUNT       DESCRIPTION
11/17/97  DS111797   CLARK MOWER                       $28.66  EXPENSE REIMBURSEMENT
11/17/97  DS111797   US BANK                         3,945.21  KRUSE SETTLEMENT INTEREST
11/17/97  DS111797   BONNEVILLE PACIFIC CORP.      800,000.00  TRANSFER
11/17/97  DS111797   SEDGWICK                       11,150.00  INSURANCE REFUND
11/24/97  DS112497   BONNEVILLE NEVADA CORP.         3,492.03  EXPENSE REIMBURSEMENT
11/24/97  DS112497   BONNEVILLE PACIFIC SERVICES    69,231.27  EXPENSE REIMBURSEMENT
11/24/97  DS112497   SAN DIEGO GAS & ELECTRIC        1,316.30  ENERGY REVENUE-KYOCERA
11/24/97  DS112497   KYOCERA AMERICA                30,274.07  ENERGY REVENUE-KYOCERA
11/30/97  BANK STMT  KEY BANK OF UTAH                2,244.12  INTEREST INCOME
                                                     --------
          TOTAL CASH RECEIPTS                     $921,681.66
                                                  ===========

                                      C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                  For Period November 1 - November 30, 1997
-----------------------------------------------------------------------------

                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #     PAYEE                             AMOUNT       DESCRIPTION
11/05/97  1006641   50 WEST BROADWAY ASSOCIATES       $12,573.00   RENT-OFFICE SPACE & PARKING
11/05/97  1006642   AMPCO SYSTEM PARKING                  195.00   RENT-PARKING
11/05/97  1006643   BONNEVILLE PACIFIC SERVICES           636.93   KYOCERA O&M EXPENSE
11/05/97  1006644   BPC-KYOCERA MAINT RESERVE          10,000.00   TRANSFER-MAINT RESERVE
11/05/97  1006645   COMPUSERVE                              9.95   OFFICE SUPPLIES & EXPENSE
11/05/97  1006646   CONTROLLER OF THE STATE OF CALIF      298.49   GEOTHERMAL WELL FEE
11/05/97  1006647   FRONTIER COMMUNICATIONS               673.91   TELEPHONE EXPENSE
11/05/97  1006648   TERESA HOUGHTON                       240.00   OFFICE SUPPLIES & EXPENSE
11/05/97  1006649   MOUNT OLYMPUS WATER                    11.98   OFFICE SUPPLIES & EXPENSE
11/05/97  1006650   SAN DIEGO COUNTY APCD              23,943.00   KYOCERA O&M EXPENSE
11/05/97  1006651   SEDGWICK OF TENNESSEE INC             300.00   INSURANCE-FIDELITY BONDS
11/05/97  1006652   STEVEN STEPANEK                       123.51   TRAVEL REIMBURSEMENT
11/05/97  1006653   STATE OF DELAWARE CORP DIVISION     6,600.00   STATE INCOME TAX
11/05/97  1006654   WELLS FARGO BANK                    1,394.21   QUARTERLY 401K FEES
11/12/97  1006655   AIRBORNE EXPRESS                      119.97   EXPRESS MAIL EXPENSE
11/12/97  1006656   BPC-PAYROLL TAX ACCT                4,107.60   TRANSFER-PAYROLL TAX ACCT
11/12/97  1006657   BPC-PAYROLL ACCOUNT                 9,605.55   TRANSFER-PAYROLL ACCT
11/12/97  1006658   MOUNT OLYMPUS WATER                    10.61   OFFICE SUPPLIES & EXPENSE
11/12/97  1006659   CLARK MOWER                           785.89   TRAVEL REIMBURSEMENT
11/12/97  1006660   THE PRUDENTIAL                        976.55   INSURANCE-DISABILITY
11/12/97  1006661   REDMAN VAN & STORAGE CO INC            57.35   RENT-STORAGE
11/12/97  1006662   THE WALL STREET JOURNAL               175.00   SUBSCRIPTION
11/12/97  1006663   WELLS FARGO BANK                      753.10   401K CONTRIBUTIONS
11/12/97  1006664   XEROX CORPORATION                     339.27   OFFICE SUPPLIES & EXPENSE
11/12/97  1006665   WELLS FARGO BANK                       37.04   401K EMPLOYEE LOAN PAYMENT
11/14/97  1006666   ARIZONA DEPT OF REVENUE             5,993.00   STATE INCOME TAX
11/14/97  1006667   UTAH STATE TAX COMMISSION          89,617.00   STATE INCOME TAX
11/14/97  1006668   COLORADO DEPT OF REVENUE          236,920.00   STATE INCOME TAX
11/14/97  1006669   UNITED PARCEL SERVICE                  14.30   EXPRESS MAIL EXPENSE
11/20/97  1006670   AUTOMATED OFFICE SYSTEMS              617.23   OFFICE SUPPLIES & EXPENSE
11/20/97  1006671   GENERATOR POWER SYSTEMS INC        20,073.42   KYOCERA-O&M EXPENSE
11/20/97  1006672   HERITAGE PRODUCTS INC                 412.16   OFFICE SUPPLIES & EXPENSE
11/20/97  1006673   PITNEY BOWES INC                      258.51   OFFICE SUPPLIES & EXPENSE
11/20/97  1006674   PURCHASE POWER PITNEY BOWES         1,015.00   OFFICE SUPPLIES & EXPENSE
11/20/97  1006675   REDMAN VAN & STORAGE CO INC           486.76   RENT-STORAGE SPACE
11/20/97  1006676   SAN DIEGO GAS & ELECTRIC              101.26   KYOCERA-O&M EXPENSE
11/20/97  1006677   UNITED HEALTH CARE                 20,919.11   INSURANCE-HEALTH
11/20/97  1006678   US WEST COMMUNICATIONS                790.42   TELEPHONE EXPENSE
          1006679   VOID
11/20/97  1006680   WINDOWS MAGAZINE                       38.97   OFFICE SUPPLIES & EXPENSE
11/24/97  1006681   BPC-PAYROLL ACCOUNT                 9,592.92   TRANSFER-PAYROLL ACCT
11/24/97  1006682   BPC-PAYROLL TAX ACCT                4,130.97   TRANSFER-PAYROLL TAX ACCT
11/24/97  1006683   WELLS FARGO BANK                      753.10   401K CONTRIBUTIONS
11/24/97  1006684   WELLS FARGO BANK                       96.28   401K EMPLOYEE LOAN PAYMENT


                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              General Corp Cash
                  For Period November 1 - November 30, 1997
-----------------------------------------------------------------------------

                   CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      DOC #      PAYEE                      AMOUNT       DESCRIPTION
11/25/97  1006685    AIRBORNE EXPRESS                39.92  EXPRESS MAIL EXPENSE
11/25/97  1006686    AMPCO SYSTEM PARKING           195.00  RENT-PARKING
11/25/97  1006687    INTERWEST GROUP                 45.00  OFFICE SUPPLIES & EXPENSE
11/25/97  1006688    OMNI COMPUTER PRODUCTS          79.18  OFFICE SUPPLIES & EXPENSE
11/25/97  1006689    TRAVEL ZONE CRUISE ZONE      1,368.00  TRAVEL EXPENSE
11/30/97  BANK STMT  KEY BANK OF UTAH                51.34  BANK SERVICE CHARGE
                                                     -----
          TOTAL CASH DISBURSEMENTS             $467,576.76
                                               ===========


                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                       Chapter 11 Trustee Joint Account
                   For Period November 1 - November 30, 1997
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT        DESCRIPTION
11/30/97             KRUSE                $900,000.00   SETTLEMENT PAYMENT
11/30/97  BANK STMT  KEY BANK               10,645.65   INTEREST INCOME
                                            ---------
          TOTAL CASH RECEIPTS             $910,645.65
                                          ===========


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                     AMOUNT        DESCRIPTION
11/17/97             BPC GENERAL CASH ACCOUNT  $800,000.00   TRANSFER
11/30/97  BANK STMT  KEY BANK OF UTAH                43.00   BANK SERVICE CHARGE
                                                     -----
                                               $800,043.00
                                               ===========

                                     E

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                    Chapter 11 Trustee JT - CD Account
                 For Period November 1 - November 30, 1997
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
11/30/97  BANK STMT  KEY BANK OF UTAH     $184,029.61  INTEREST INCOME


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT       DESCRIPTION
                     NONE

                                    G

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                    Chapter 11 Trustee JT - CD Account
                For Period November 1 - November 30, 1997
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
11/30/97  BANK STMT  BANK ONE            $218,117.88  INTEREST INCOME


                       CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT        DESCRIPTION
                     NONE

                                     H

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee  - CD Account
                For Period November 1 - November 30, 1997
-----------------------------------------------------------------------------

                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
11/30/97  BANK STMT  US BANK              $81,974.96   INTEREST INCOME


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYEE               AMOUNT      DESCRIPTION
                      NONE

                                    F

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                       Chapter 11 Trustee JT Savings
                 For Period November 1 - November 30, 1997
-----------------------------------------------------------------------------

                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
11/30/97  BANK STMT  BANK ONE            $53.09       INTEREST INCOME


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                AMOUNT       DESCRIPTION
                     NONE

                                   I

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    Chapter 11 Trustee JT - MMA Account
                 For Period November 1 - November 30, 1997
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
11/30/97  BANK STMT  NATIONS BANK        $349,039.50  INTEREST INCOME


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
11/30/97  BANK STMT  NATIONS BANK        869.24       BANK SERVICE CHARGE

                                     J

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                         Proceeds From Asset Sales
                 For Period November 1 - November 30, 1997
-----------------------------------------------------------------------------

                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
11/30/97  BANK STMT  KEY BANK OF UTAH     $10.94       INTEREST INCOME


                       CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT       DESCRIPTION
                     NONE

                                   K

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                         Kyocera Maintenance Reserve
                 For Period November 1 - November 30, 1997
-----------------------------------------------------------------------------

                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
11/03/97  CK# 6644   BONNEVILLE PACIFIC CORP  $10,000.00   TRANSFER
11/30/97  BANK STMT  KEY BANK OF UTAH             785.56   INTEREST INCOME
                                                  ------
          TOTAL CASH RECEIPTS                 $10,785.56
                                              ==========

                       CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYEE                 AMOUNT        DESCRIPTION
                      NONE

                                      L

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                                Balance Sheet
                           As of November 30, 1997
-----------------------------------------------------------------------------

ASSETS
Current Assets:
  Cash                                        $144,808,518
  Accounts receivable - trade                       33,673
  Accounts receivable - settlements (Note 4)     5,562,814
  Accounts receivable - affiliates                 251,338
  Prepaid insurance                                 38,426
  Accrued interest receivable                      157,406
                                                   -------
  Total current assets                                        $150,852,175
Fixes Assets:
  Land                                             198,424
  Equipment, furniture and fixtures              3,785,116
                                                 ---------
  Total fixed assets                             3,983,540
  Less:  Accumulated depreciation               (3,144,831)
                                                 ---------
  Net fixed assets                                                 838,709
Other Assets:
  Investment in and advances to subsidiaries
    and partnership                             29,428,132
  Other assets                                       1,820
                                                     -----
  Total other assets                                            29,429,952
                                                                ----------
TOTAL ASSETS                                                  $181,120,836
                                                              ============
LIABILITIES
Post-Petition Liabilities:
  Accounts payable - trade                        $100,913
  Accounts payable - professional fees
    and costs                                    2,715,151
  Accrued income taxes payable (Note 5)            227,176
  Taxes payable                                    117,501
  Accrued interest                                       0
                                                         -
  Total post-petition liabilities                               $3,160,741
Pre-Petition Liabilities:
  Priority claims                                    5,180
  Secured debt                                           0
  Unsecured debt (Notes 1 and 3)                99,954,468
                                                ----------
Total Pre-Petition Liabilities                                  99,959,648
                                                                ----------
TOTAL LIABILITIES                                              103,120,389

Commitments and Contingent Liabilities (Note 3)

OWNER'S EQUITY
Capital Stock or Owner's Investment                213,752
Paid-In-Capital                                121,590,029
Treasury Stock                                  (2,308,255)
Retained Earnings:
  Pre-Petition                                 (56,551,908)
  Post-Petition                                 15,056,829
                                                ----------
TOTAL OWNER'S EQUITY (Notes 1 and 3)                            78,000,447
                                                                ----------
TOTAL LIABILITIES AND OWNER'S EQUITY                          $181,120,836
                                                              ============

                                                                     Form 2-C

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                         Profit and Loss Statement
                 For Period November 1 - November 30, 1997
-----------------------------------------------------------------------------

Gross operating revenue                             $120,399
Less discount, returns and allowances                      0
                                                           -
   Net operating revenue                                        $120,399

   Cost of goods sold                                           (146,771)
                                                                 -------
   Gross profit                                                  (26,372)

Operating expenses:
   Salaries and wages                                 28,330
   Rent and leases                                     1,353
   Payroll taxes                                      12,293
   Insurance                                           3,974
   Other                                               6,555
                                                       -----
   Total operating expenses                                      (52,505)
                                                                  ------
   Operating income (loss)                                       (78,877)

Legal and professional fees and costs (Note 4)       257,947
Depreciation, depletion and administration             1,333
Claims settlement expense                                  0
Interest expense                                           0
                                                           -
   Total                                                        (259,280)
                                                                 -------
   Net operating income (loss)                                  (338,157)

Non-operating income and (expenses):
   Interest income                                   602,563
   Other income - settlements                        903,945
   Other income                                        2,063
   Equity in earnings (losses) of subsidiaries
     and partnerships (Note 2)                       400,821
                                                     -------
        Net non-operating income or (expenses)                 1,909,392
                                                               ---------
        Net income (loss) before income taxes                  1,571,235

        Provision for income taxes (Note 5)                      332,530
                                                                 -------
        NET INCOME (LOSS)                                     $1,238,705
                                                              ==========

                                                                     Form 2-D
                                                                  Page 1 of 3

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                  General Notes to Financial Statements
                For Period November 1 to November 30, 1997
-----------------------------------------------------------------------------

1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During bankruptcy accrued interest payable is recorded only on post-petition debt and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. Specifically, pre-petition unsecured debt does not include any accrual of interest after December 5, 1991. These financial statements are prepared in a format required by the U.S. Bankruptcy
    Code. While every effort is made to comply with generally accepted accounting principles (GAAP), these financial statements may not comply with GAAP in all respects. Also see the narrative which is attached hereto.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Potential Claims. Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $11,000,000.00, limited partner claims in the approximate amount of $4,000,000.00, Section 510(b) equity claims in the approximate amount of $50,000,000.00 (including the $10,000,000.00 allowed compromised claim of CIGNA and the $3,000,000.00 claim filed by the plan Trustee for the debtor's ESOP plan) and $8,945,000.00 in deeply subordinated claims, accrued interest on certain claims and potential administrative fees which may be allowed by the Bankruptcy Court.

    The recording of the above described liabilities, if allowed, will reduce equity by a corresponding amount.

    For further information concerning liabilities and potential claims, see the "Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate" dated March 17, 1997, which was originally filed on March 17, 1997 and which was originally attached to the Financial Report for the period February 1, 1997 through February 28, 1997 and the "Report of Trustee Regarding Administration of the Estate from 7/1/96 through 6/30/97" filed with the Bankruptcy Court on September 4, 1997.

                                                                     Form 2-D
                                                                  Page 2 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                    General Notes to Financial Staements
                                (Continued)
                 For Period November 1 to November 30, 1997
-----------------------------------------------------------------------------

4. Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of November 30, 1997 and are reflected on the November 30, 1997 Financial Statements. Approved settlements are as follows:

           W. Johnson                     $1,062,814
           Westinghouse Electric           3,000,000
           Piper Jaffray                   1,500,000
                                           ---------
                                          $5,562,814

5. As of December 31, 1996, Bonneville and Subsidiaries had approximately $3,488,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $6,925,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards.

                                                                     Form 2-D
                                                                  Page 3 of 3

                                DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                           Case No. 91A-27701
                                 Taxes Payable Schedule (Post-Petition)
                             For the Period November 1 to November 30, 1997

                          Beginning                                    Payments     Date      Check    Ending
                          Balance        Adjustments    Additions      Deposits     Paid      Numb.    Balance
Income tax withheld:
  Federal                        $0.00   $0.00            ($4,144.02)    $2,067.14  11/15/97  KEY TAX         $0.00
                                                                          2,076.88  11/30/97  KEY TAX

  State                           0.00                     (1,388.71)     1,388.71  11/30/97  1251

FICA tax withheld                 0.00                     (1,352.92)       673.97  11/15/97  KEY TAX
                                                                            678.95  11/30/97  KEY TAX          0.00

Employer's FICA tax               0.00                     (1,352.92)       673.97  11/15/97  KEY TAX
                                                                            678.95  11/30/97  KEY TAX          0.00

Unemployment tax:
  Federal                         0.00                                                                         0.00
  State                           0.00                                                                         0.00

Sales, use & excise taxes         0.00                                                                         0.00
  Property taxes           (115,284.00)                    (2,217.00)                                   (117,501.00)

Accrued income tax:
  Federal                  (227,176.00)   0.00                                                          (227,176.00)
  State                           0.00    0.00           (332,530.00)   332,530.00  11/14/97  Various          0.00

Delaware franchise tax            0.00                     (6,600.00)     6,600.00  11/05/97  1006653          0.00

Employee withholding              0.00    0.00             (1,506.20)       753.10  11/12/97  1006663          0.00
                                  ----    ----              --------        753.10  11/24/97  1006683          ----
                                                                            ------
TOTALS                    ($342,460.00)  $0.00          ($351,091.77)  $348,874.77                     ($344,677.00)
                           ===========   =====           ===========   ===========                      ===========

                            DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                       Case No. 91A-27701
                                       Insurance Schedule
                           For Period November 1 to November 30, 1997

                                                               Policy
                                                   Amount of   Expiration   Premium Paid
                         Carrier/Agent             Coverage    Date         Thru Date
Worker's Compensation    Various State Funds       Statutory
                                                   1,000,000   (A)          11/30/97

General Liability        Travelers Insurance/
                         Sedgwick James            5,000,000   08/17/98     08/17/98

Vehicles                 Travelers Insurance/
  (Hired/Non-Owned)      Sedgwick James            5,000,000   08/17/98     08/17/98

Property:
  Bonneville Pacific     Federal Insurance Co./
                         Sedgwick James            735,000     08/17/98     08/17/98

  Kyocera                Federal/Hartford Steam/
                         Sedgwick James            5,352,879   08/17/98     08/17/98

(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                   Accounts Receivable and Payable Aging
                 For Period November 1 to November 30, 1997
-----------------------------------------------------------------------------

                                                              Accounts
                               Non-Affiliate     Accounts     Payable
                               Accounts          Payable      Professional
                               Receivable        Trade        Fees
Under 30 days                  $5,596,487          $96,339    $2,715,151
30 to 60 days                           0                0             0
61 to 90 days                           0                0             0
Over 90 days                            0            4,574             0
                                        -            -----             -
Total post-petition             5,596,487          100,913     2,715,151

Pre-petition amounts                    0        3,665,012             0
                                        -        ---------             -

Total accounts receivable      $5,596,487
                               ==========
Total accounts payable                          $3,765,925    $2,715,151
                                                ==========    ==========

                               Affiliate
                               Accounts
                               Receivable

Under 30 days                   $10,403
30 to 60 days                     8,306
61 to 90 days                     1,485
Over 90 days                    231,144
                                -------
Total post-petition
  affiliate accounts
  receivable                   $251,338
                               ========

                                                                     Form 2-E
                                                                  Page 3 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
 Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                  For Period November 1 to November 30, 1997
-----------------------------------------------------------------------------

                                              Date of
                                              Court       Estimated
                               Amount Paid    Approval    Balance Due
Court Appointed Trustee              $0                      $76,459   (1)
Trustee's Counsel                     0                      251,606   (1)
Trustee's Accountants                 0                       96,039
Trustee's Special Plan Counsel        0                      105,000
Special Litigation Counsel for
  Trustee - Costs                     0                       19,986
  Trustee - Fees                495,000       09/09/97     2,015,139   (2)
Auditors                              0                       10,922
Financial Consultants                 0                      140,000
                                      -                      -------
  Total                        $495,000                   $2,715,151
                               ========                   ==========

(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fee fees that have been accrued on settlements approved by the Court are as follows:

        1.  $3,000,000.00 - Westinghouse Settlement   Fees - $990,000.00
        2.  $1,500,000.00 - Piper Jaffray Settlement  Fees - $495,000.00
        3.  $1,050,000.00 - Johnson Settlement        Fees - $346,500.00
        4.  $2,361.00 - Cost Offset
        5.  $30,000.00 - Gerry Monson Settlement      Fees - $6,000.00
        6.  $900,000.00 - Kruse Settlement            Fees - $180,000.00

     The $3,000,000.00 Westinghouse settlement payment, the $1,500,000.00 Piper Jaffray settlement payment and approximately $1,145,305.00 of the Johnson settlement have not yet been received. Settlements have been booked as receivables.

                                                                     Form 2-E
                                                                  Page 4 of 5

                     DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                  Schedule of Payments to Principal/Executives
                   For Period November 1 to November 30, 1997
-----------------------------------------------------------------------------

Payee Name           Position       Nature of Payment       Amount
Ralph F. Cox         Director       Director Fees                $0.00

Calvin L. Rampton    Director       Director Fees                $0.00

Clark M. Mower       President      Salary                  $12,566.68
                                    Expense Reimbursement      $785.89

                                                                     Form 2-E
                                                                  Page 5 of 5

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                         Quarterly Fee Summary
                     Month Ended November 30, 1997
-----------------------------------------------------------------------------

                     Cash           Quarterly     Payment
                     Disbursement   Fee Due       Check No.   Date
January               $220,508.24
February               169,408.87
March                  215,808.71
                       ----------
  Total 1st Quarter    605,725.82   $3,750.00     1006268     04/17/97

April                4,093,233.83
May                    128,144.26
June                   152,976.15
                       ----------
  Total 2nd Quarter  4,374,354.24   $8,000.00     1006458     07/23/97

July                   126,042.84
August               2,298,948.13
September              957,979.91
                       ----------
  Total 3rd Quarter  3,382,970.88   $8,000.00     1006639     10/29/97

October                147,513.05
November               458,527.92
December
                       ----------
  Total 4th Quarter    606,040.97

(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.

                                                                     Form 2-F